UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported)	August 3, 2004

Atlantic Coast Airlines Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0-21976	13-3621051
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45200 Business Court, Dulles, VA (Address of principal executive offices)	20166 (Zip Code)

Registrant’s telephone number	(703) 650-6000

N/A

(Former name and former address, if changed since last report.)

Item 9. REGULATION FD DISCLOSURE.

On August 3, 2004, Atlantic Coast Airlines Holdings, Inc. (ACA) (NASDAQ/NM: ACAI) issued a press release announcing that ACA’s name will be changed, effective as of August 4, 2004, to FLYi, Inc., and that ACA will trade on the NASDAQ National Market under the symbol “FLYI,” effective as of the opening of trading tomorrow, August 4, 2004.

A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Coast Airlines Holdings, Inc.

(Registrant)
Date: August 3, 2004
By: /s/ Richard J. Surratt

Richard J. Surratt, Executive VP — Finance,Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of press release issued by Atlantic Coast Airlines, Inc. dated August 3, 2004, titled “Independence Air Parent Company To Officially Change Corporate Name and Stock Ticker Symbol Tomorrow”.